News

For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863                                    For Immediate Release

DENTSPLY International Reports Third Quarter 2013 Results

•	Third quarter adjusted earnings per diluted share increased 12% to $0.57 compared to $0.51

•	Adjusted operating margin expanded 60 basis points to 17.9% from 17.3% in the prior year third quarter

•	Operating cash flow improved by 31% to $126 million for the third quarter and grew 28% to $258 million through nine months

York, PA - October 29, 2013 - DENTSPLY International Inc. (NASDAQ: XRAY) today announced record sales and earnings for the three months ended September 30, 2013.

Net sales in the third quarter of 2013 grew 1.2% to $704.0 million compared to $695.7 million in the third quarter of 2012. Excluding precious metals content, net sales in the third quarter of 2013 of $669.4 million grew 3.4% from $647.1 million in the third quarter of 2012. Constant currency net sales growth, excluding precious metals content, in the third quarter was 2.7%, reflecting strong internal growth in the U.S. and Rest of World geographic regions and continued slightly positive internal growth in Europe.

Net income attributable to DENTSPLY International for the third quarter of 2013 was $79.9 million, or $0.55 per diluted share, compared to $53.4 million, or $0.37 per diluted share in the third quarter of 2012. On an adjusted basis, excluding certain items, earnings grew 12% to $0.57 per diluted share for the third quarter of 2013 from $0.51 in the same period in 2012. A reconciliation of the US GAAP measure to earnings per share calculated on a non-US GAAP basis is provided in the attached table.

DENTSPLY’s Chairman and Chief Executive Officer Bret Wise commented, “DENTSPLY made solid progress in the third quarter, achieving growth in each major geographic region and in each of our principal product categories. This growth, combined with strong improvement in adjusted operating margins and lower interest costs, drove record earnings for the third quarter. Market conditions are generally consistent with what we had anticipated earlier in the year, and thus we are maintaining our expectations for fiscal 2013 adjusted earnings per diluted share in the range of $2.33 to $2.38.”

Additional Information

A conference call is scheduled to begin today at 8:30 a.m. (Eastern Time). Supplemental materials for reference during the call will be available for download in the investor relations section of DENTSPLY's web site, at www.dentsply.com.

A live webcast will be accessible via a link on DENTSPLY's web site at www.dentsply.com. In order to participate in the call, dial (877) 874-1588 for domestic calls, or (719) 325-4772 for international calls. The Conference ID # is 7195173. At that time, you will be able to discuss third quarter 2013 results with DENTSPLY's Chairman and Chief Executive Officer, Bret Wise, President and Chief Financial Officer, Chris Clark, and Executive Vice President and Chief Operating Officer, Jim Mosch.

A rebroadcast of the conference call will be available online at the DENTSPLY web site. You may also access a dial-in replay for one week following the call at (888) 203-1112 (for domestic calls) or (719) 457-0820 (for international calls), Replay Passcode # 7195173

DENTSPLY International Inc. is a leading manufacturer and distributor of dental and other consumable medical device products. The Company believes it is the world's largest manufacturer of consumable dental products for the professional dental market. For over 110 years, DENTSPLY's commitment to innovation and professional collaboration has enhanced its portfolio of branded consumables and small equipment. Headquartered in the United States, the Company has global operations with sales in more than 120 countries. Visit www.dentsply.com for more information about DENTSPLY and its products.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties. Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental and medical markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions with respect to dental and medical products, outcome of litigation and/or governmental enforcement actions, volatility in the capital markets or changes in our credit ratings, continued support of our products by influential dental and medical professionals, our ability to successfully integrate acquisitions, risks associated with foreign currency exchange rates, risks associated with our competitors’ introduction of generic or private label products, our ability to accurately predict dealer and customer inventory levels, our ability to successfully realize the benefits of any cost reduction or restructuring efforts, our ability to obtain a supply of certain finished goods and raw materials from third parties and changes in the general economic environment that could affect the business. Changes in such assumptions or factors could produce significantly different results.

For additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements, please refer to the Company's most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-US GAAP Financial Measures

In addition to the results reported in accordance with US GAAP, the Company provides adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share. The Company discloses adjusted net income attributable to DENTSPLY International to allow investors to evaluate the performance of the Company's operations exclusive of certain items that impact the comparability of results from period to period and certain large non-cash charges related to purchased intangible assets. The Company believes that this information is helpful in understanding underlying operating trends and cash flow generation. The adjusted net income attributable to DENTSPLY International consists of net income attributable to DENTSPLY International adjusted to exclude the impact of the following:
(1) Acquisition related costs. These adjustments include costs related to integrating recently acquired businesses and specific costs related to the consummation of the acquisition process. These costs are irregular in timing and as such may not be indicative of past and future performance of the Company and are therefore excluded to allow investors to better understand underlying operating trends.

(2) Restructuring and other costs, including legal settlements. These adjustments include both costs and income that are irregular in timing, amount and impact to the Company's financial performance. As such, these items may not be indicative of past and future performance of the Company and are therefore excluded for the purpose of understanding underlying operating trends.
(3) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets. Following a significant acquisition in 2011, the Company began recording large non-cash charges related to the values attributed to purchased intangible assets. These charges have been excluded from adjusted net income attributed to DENTSPLY International to allow investors to evaluate and understand operating trends excluding these large non-cash charges.
(4) Income related to credit risk and fair value adjustments. These adjustments include both the cost and income impacts of adjustments in certain assets and liabilities that are recorded through net income which are due solely to the changes in fair value and credit risk. These items can be variable and driven more by market conditions than the Company's operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
(5) Certain fair value adjustments related to an unconsolidated affiliated company. This adjustment represents the fair value adjustment of the unconsolidated affiliated company's convertible debt instrument held by the Company. The affiliate is accounted for under the equity method of accounting. The fair value adjustment is driven by open market pricing of the affiliate's equity instruments, which has a high degree of variability and may not be indicative of the operating performance of the affiliate or the Company.
(6) Income tax related adjustments. These adjustments include both income tax expenses and income tax benefits that are representative of income tax adjustments mostly related to prior periods, as well as the final settlement of income tax audits. These adjustments are irregular in timing and amount and may significantly impact the Company's operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
Adjusted earnings per diluted common share is calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average common shares outstanding. Adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share are considered measures not calculated in accordance with US GAAP, and therefore are non-US GAAP measures. These non-US GAAP measures may differ from other companies. Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective tax rate. The non-US GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2013	2012	2013	2012

Net sales	$704,018	$695,734	$2,197,112	$2,175,141
Net sales, excluding precious metal content	669,425	647,120	2,058,029	2,011,225

Cost of products sold	327,601	331,619	1,017,539	1,010,807

Gross profit	376,417	364,115	1,179,573	1,164,334
% of Net sales	53.5%	52.3%	53.7%	53.5%
% of Net sales, excluding precious metal content	56.2%	56.3%	57.3%	57.9%

Selling, general and administrative expenses	269,165	260,352	852,763	860,740

Restructuring and other costs	2,231	15,097	5,065	18,862

Operating income	105,021	88,666	321,745	284,732
% of Net sales	14.9%	12.7%	14.6%	13.1%
% of Net sales, excluding precious metal content	15.7%	13.7%	15.6%	14.2%

Net interest and other expense	10,885	12,885	40,337	40,173

Income before income taxes	94,136	75,781	281,408	244,559

Provision for income taxes	13,187	18,960	39,599	48,550

Equity in net (loss) earnings of
unconsolidated affiliated company	(83)	(2,529)	320	(5,448)

Net income	80,866	54,292	242,129	190,561
% of Net sales	11.5%	7.8%	11.0%	8.8%
% of Net sales, excluding precious metal content	12.1%	8.4%	11.8%	9.5%

Less: Net income attributable to noncontrolling interests	1,015	928	3,366	3,148

Net income attributable to DENTSPLY International	$79,851	$53,364	$238,763	$187,413

% of Net sales	11.3%	7.7%	10.9%	8.6%
% of Net sales, excluding precious metal content	11.9%	8.2%	11.6%	9.3%

Earnings per common share:
Basic	$0.56	$0.38	$1.67	$1.32
Dilutive	$0.55	$0.37	$1.65	$1.30

Cash dividends declared per common share	$0.0625	$0.0550	$0.1875	$0.1650

Weighted average common shares outstanding:
Basic	142,421	141,843	142,705	141,767
Dilutive	144,698	143,884	144,952	143,885

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2013	2012
Assets

Current Assets:

Cash and cash equivalents	$50,658	$80,132
Accounts and notes receivable-trade, net	502,370	442,412
Inventories, net	448,277	402,940
Prepaid expenses and other current assets	151,840	185,612
Total Current Assets	1,153,145	1,111,096

Property, plant and equipment, net	628,509	614,705
Identifiable intangible assets, net	800,470	830,642
Goodwill, net	2,218,136	2,210,953
Other noncurrent assets, net	209,719	204,901

Total Assets	$5,009,979	$4,972,297

Liabilities and Equity

Current liabilities	$777,561	$927,780
Long-term debt	1,164,794	1,222,035
Deferred income taxes	226,668	232,641
Other noncurrent liabilities	361,938	340,398
Total Liabilities	2,530,961	2,722,854

Total DENTSPLY International Equity	2,438,441	2,208,698
Noncontrolling interests	40,577	40,745
Total Equity	2,479,018	2,249,443

Total Liabilities and Equity	$5,009,979	$4,972,297

DENTSPLY INTERNATIONAL INC.
(In thousands)

Supplemental Summary Cash Flow Information:

Nine Months Ended September 30, 2013 and 2012

	Nine Months Ended September 30,
	2013	2012

Net Cash Provided by Operating Activities	$258,266	$202,065
Net Cash Used in Investing Activities	$161,891	$80,300
Net Cash Used in Financing Activities	$124,650	$145,585

Depreciation	$61,545	$59,509
Amortization	$34,700	$37,289
Capital Expenditures	$73,500	$64,859
Cash Dividends Paid	$25,895	$23,561

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported US GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-US GAAP financial measures.

Three Months Ended September 30, 2013
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$105,021	15.7%

Amortization of Purchased Intangible Assets	11,237	1.7%

Restructuring and Other Costs, including Legal Settlements	2,285	0.3%

Acquisition-Related Activities	1,173	0.2%

Adjusted Non-US GAAP Operating Income	$119,716	17.9%

Three Months Ended September 30, 2012
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$88,666	13.7%

Restructuring and Other Costs	15,457	2.4%

Amortization of Purchased Intangible Assets	9,313	1.4%

Orthodontic Business Continuity Costs	110	—%

Acquisition-Related Activities	(1,893)	(0.2%)

Adjusted Non-US GAAP Operating Income	$111,653	17.3%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported US GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-US GAAP financial measures.

Nine Months Ended September 30, 2013
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$321,745	15.6%

Amortization of Purchased Intangible Assets	34,652	1.7%

Restructuring and Other Costs, including Legal Settlements	5,343	0.3%

Acquisition-Related Activities	4,442	0.2%

Adjusted Non-US GAAP Operating Income	$366,182	17.8%

Nine Months Ended September 30, 2012
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$284,732	14.2%

Amortization of Purchased Intangible Assets	37,359	1.9%

Restructuring and Other Costs	20,097	1.0%

Acquisition-Related Activities	10,544	0.5%

Orthodontics Business Continuity Costs	1,071	—%

Adjusted Non-US GAAP Operating Income	$353,803	17.6%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported US GAAP net income attributable to DENTSPLY International and on a per common share basis to the non-US GAAP financial measures.

Three Months Ended September 30, 2013
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$79,851	$0.55

Amortization of Purchased Intangible Assets, Net of Tax	7,851	0.06

Restructuring and Other Costs, including Legal Settlements, Net of Tax	1,961	0.01

Acquisition Related Activities, Net of Tax	744	0.01

Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	(488)	—

Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(829)	(0.01)

Income Tax-Related Adjustments	(6,882)	(0.05)

Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$82,208	$0.57

Three Months Ended September 30, 2012
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$53,364	$0.37

Restructuring and Other Costs, Net of Tax	10,909	0.08

Amortization of Purchased Intangible Assets, Net of Tax	5,159	0.04

Income Tax-Related Adjustments	4,039	0.03

Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	1,687	0.01

Orthodontics Business Continuity Costs, Net of Tax	70	—

Acquisition Related Activities, Net of Tax	(1,161)	(0.01)

Rounding	—	(0.01)

Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$74,067	$0.51

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported US GAAP net income attributable to DENTSPLY International and on a per common share basis to the non-US GAAP financial measures.

Nine Months Ended September 30, 2013
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$238,763	$1.65

Amortization of Purchased Intangible Assets, Net of Tax	24,229	0.17

Restructuring and Other Costs, including Legal Settlements, Net of Tax	4,462	0.03

Acquisition Related Activities, Net of Tax	2,843	0.02

Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	2,702	0.02

Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(1,347)	(0.01)

Income Tax-Related Adjustments	(18,388)	(0.13)

Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$253,264	$1.75

Nine Months Ended September 30, 2012
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$187,413	$1.30

Amortization of Purchased Intangible Assets, Net of Tax	25,148	0.17

Restructuring and Other Costs, Net of Tax	14,063	0.10

Acquisition Related Activities, Net of Tax	6,630	0.05

Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	5,280	0.04

Orthodontics Business Continuity Costs, Net of Tax	692	—

Income Tax-Related Adjustments	(1,375)	(0.01)

Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$237,851	$1.65

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported US GAAP effective tax rate as a percentage of income before income taxes to the non-US GAAP financial measure.

Three Months Ended September 30, 2013
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$94,136	$(13,187)	14.0%

Amortization of Purchased Intangible Assets	11,237	(3,386)

Restructuring and Other Costs, including Legal Settlements	2,285	(324)

Acquisition-Related Activities	1,173	(429)

Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(8)	2

Credit Risk and Fair Value Adjustments to Outstanding Derivatives	(794)	306

Income Tax-Related Adjustments	—	(6,882)

As Adjusted - Non-US GAAP Operating Results	$108,029	$(23,900)	22.1%

Three Months Ended September 30, 2012
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$75,781	$(18,960)	25.0%

Restructuring and Other Costs	15,458	(4,549)

Amortization of Purchased Intangible Assets	9,313	(4,154)

Orthodontics Business Continuity Costs	110	(40)

Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(407)	123

Acquisition-Related Activities	(1,893)	732

Income Tax-Related Adjustments	—	4,039

As Adjusted - Non-US GAAP Operating Results	$98,362	$(22,809)	23.2%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported US GAAP effective tax rate as a percentage of income before income taxes to the non-US GAAP financial measure.

Nine Months Ended September 30, 2013
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$281,408	$(39,599)	14.1%

Amortization of Purchased Intangible Assets	34,652	(10,423)

Restructuring and Other Costs, including Legal Settlements	5,343	(881)

Acquisition-Related Activities	4,442	(1,599)

Credit Risk and Fair Value Adjustments to Outstanding Derivatives	4,401	(1,699)

Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(20)	6

Income Tax-Related Adjustments	—	(18,388)

As Adjusted - Non-US GAAP Operating Results	$330,226	$(72,583)	22.0%

Nine Months Ended September 30, 2012
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$244,559	$(48,550)	19.9%

Amortization of Purchased Intangible Assets	37,359	(12,211)

Restructuring and Other Costs	20,098	(6,035)

Acquisition-Related Activities	10,544	(3,914)

Orthodontics Business Continuity Costs	1,071	(379)

Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(229)	69

Income Tax-Related Adjustments	—	(1,375)

As Adjusted - Non-US GAAP Operating Results	$313,402	$(72,395)	23.1%